Exhibit 10.1

Execution Version

CUSTODY AGREEMENT

dated as of July 1, 2026
by and between

KENNEDY LEWIS CAPITAL COMPANY

(“Company”)

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

(“Custodian”)

SCHEDULES

SCHEDULE A –  Initial Authorized Persons
SCHEDULE B –  Form of Subsidiary Addition Notice

i

THIS CUSTODY AGREEMENT (this “Agreement”) is dated as of July 1, 2026 and is by and between KENNEDY LEWIS CAPITAL COMPANY (and any successor or permitted assign, the “Company”), a statutory trust organized under the laws of the State of Delaware and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (or any successor or permitted assign acting as custodian hereunder, the “Custodian”), a national banking association.

RECITALS

WHEREAS, the Company is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Company desires to retain U.S. Bank Trust Company, National Association to act as custodian for the Company and each Subsidiary hereafter identified to the Custodian;

WHEREAS, the Company desires that certain of the Company’s Securities (as defined below) and cash be held and administered by the Custodian pursuant to this Agreement in compliance with Section 17(f) of the 1940 Act;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.	DEFINITIONS

1.1 Defined Terms.  In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Account” or “Accounts” means the Securities Account and any Subsidiary Securities Account, collectively.

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Authorized Person” has the meaning set forth in Section 7.4(a).

“Business Day” means any day that is not Saturday or Sunday and is not a legal holiday or a day in which banking institutions generally are authorized or obligated by law or regulation to remain closed in New York, New York, or the city in which the Custodian (pursuant to Section 16 hereunder) or any Sub-Custodian is located.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Confidential Information” means any databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other similar or related information that may be furnished to the Company by the Custodian from time to time pursuant to this Agreement.

“Custodian” has the meaning set forth in the first paragraph of this Agreement.

“Document Custody Agreement” means the Document Custody Agreement dated as of July 1, 2026 between the Document Custodian and the Company.

“Document Custodian” means U.S. Bank National Association in its capacity as document custodian under that certain Document Custody Agreement.

“Eligible Foreign Custodian” has the meaning set forth in Rule 17f-5(a)(1) under the 1940 Act, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5 under the 1940 Act), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 under the 1940 Act or by other appropriate action of the SEC), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

“Eligible Investment” means any investment that at the time of its acquisition is one or more of the following:

(a)          United States government and agency obligations;

(b)          commercial paper having a rating assigned to such commercial paper by Standard & Poor’s Rating Services or Moody’s Investor Service, Inc. (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized rating organization in the United States of America) equal to one of the two highest ratings assigned by such organization, it being understood that as of the date hereof such ratings by Standard & Poor’s Rating Services are “A1+” and “A1” and such ratings by Moody’s Investor Service, Inc. are “P1” and “P2”;

(c)          interest bearing deposits in United States dollars in United States banks with an unrestricted surplus of at least U.S. $250,000,000, maturing within one year;

(d)          money market funds (including funds of the bank serving as Custodian or its affiliates) or United States government securities funds designed to maintain a fixed share price and high liquidity; and

(e)          any other investment instructed or otherwise designated to the Custodian by the Company or the Investment Adviser on its behalf pursuant to Proper Instructions.

“Eligible Securities Depository” has the meaning set forth in Section (b)(1) of Rule 17f-7 under the 1940 Act.

“ERISA” has the meaning set forth in Section 14.1(c).

“Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Bank of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds.

“Financing Documents” means any Loan Assignment Agreement, Participation Agreement, and any related instrument, security, credit agreement, assignment agreement and/or other agreements or documents, if any, that may be delivered to the Custodian pursuant to this Agreement.

“Foreign Securities” means Securities for which the primary market is outside the United States.

“Foreign Sub-custodian” means and includes any sub-custodian appointed to administer any of the Company’s Foreign Securities, pursuant to Section 6 below.

“Investment Adviser” means Kennedy Lewis Capital Holdings LLC or any investment adviser identified to the Custodian by the Company in writing.

“Loan” means any commercial loan, or Participation therein, whether made by a bank or other financial institution and/or made in a direct lending capacity to the borrower thereunder or otherwise that by its terms provides for payments of principal and/or interest, including discount obligations and payment-in-kind obligations, acquired by the Company from time to time.

“Loan Assignment Agreement” has the meaning set forth in Section 3.3(b)(ii).

“Participation” means an interest in a Loan that is acquired indirectly by way of a participation from a selling institution.

“Participation Agreement” has the meaning set forth in Section 3.3(b)(ii).

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization, or any government or agency or political subdivision thereof.

“Plan-assets Vehicle” has the meaning set forth in Section 14.1(c).

“Proceeds” means, collectively, (i) the net cash proceeds to the Company of any offering by the Company of any class of securities issued by the Company, (ii) all cash distributions, earnings, dividends, fees and other cash payments paid on the Securities (or, as applicable, Subsidiary Securities) by or on behalf of the issuer or obligor thereof, or applicable paying agent or administrative agent, (iii) the net cash proceeds of the sale or other disposition of the Securities (or, as applicable, Subsidiary Securities) pursuant to the terms of this Agreement (and any Reinvestment Earnings from investment of the foregoing) and (iv) the net cash proceeds to the Company of any borrowing or other financing by the Company, as delivered to and received by the Custodian from time to time.

“Proper Instructions” means instructions (including Trade Confirmations) received by the Custodian in form acceptable to it, from the Company, the Investment Adviser, or any Person duly authorized by the Company or the Investment Adviser in any of the following forms reasonably acceptable to the Custodian:

(a)          in writing signed by an Authorized Person (and delivered by hand, by mail, by electronic mail, by overnight courier or by facsimile);

(b)          by electronic mail (or other electronic transmission) from an Authorized Person;

(c)          in a communication utilizing access codes effected between electromechanical or electronic devices; or

(d)          such other means as may be agreed in writing upon from time to time by the Custodian and the party giving such instructions, including oral instructions and any SWIFT Transmissions (as defined herein).

“Reinvestment Earnings” has the meaning set forth in Section 3.6(b).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities” means, collectively, (i) the investments, including Loans and Uncertificated Securities, acquired by the Company and delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i). For the avoidance of doubt, the term “Securities” includes stocks, shares, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

“Securities Account” means the segregated account to be established by the Custodian at U.S. Bank National Association or any affiliate to which the Custodian shall deposit or credit and hold the Securities (other than Loans or Uncertificated Securities) and any cash Proceeds from time to time from or with respect to the Securities or the sale of the Securities of the Company, as applicable and in each case received by the Custodian pursuant to this Agreement, which account shall be designated the “Kennedy Lewis Capital Company Collateral Account”.

“Securities Depository” means The Depository Trust Company and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

“Securities System” means the Federal Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities (including an Eligible Securities Depository).

“Shares” means the common shares of beneficial interest, par value $0.01 per share, of the Company.

“Street Delivery Custom” means a custom of the United States securities market to deliver securities which are being sold to the buying broker for examination to determine that the securities are in proper form.

“Street Name” means the form of registration in which the securities are held by a broker who is delivering the securities to another broker for the purposes of sale, it being an accepted custom in the United States securities industry that a security in Street Name is in proper form for delivery to a buyer and that a security may be re-registered by a buyer in the ordinary course.

“Sub-Custodian” shall mean and include (i) any branch of a “U.S. bank,” as that term is defined in Rule 17f-5 under the 1940 Act, and (ii) any “Eligible Foreign Custodian”, as that term is defined in Rule 17f-5 under the 1940 Act, having a contract with the Custodian which the Custodian has determined will provide reasonable care of assets of the Company based on the standards specified in Section 3.14 below.  Such contract shall be in writing and shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Company will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Foreign Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-Custodian or its creditors except a claim of payment for their safe custody or administration, in the case of cash deposits, liens or rights in favor of creditors of the Sub-Custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Foreign Securities will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will be maintained identifying the assets as belonging to the Company or as being held by a third party for the benefit of the Company; (v) that the Company’s independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Company will receive periodic reports with respect to the safekeeping of the Company’s assets, including, but not limited to, notification of any transfer to or from the Company’s account or a third party account containing assets held for the benefit of the Company.  Such contract may contain, in lieu of any or all of the provisions specified in (i)‑(vi) above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Company assets as the specified provisions.

“Subsidiary” means, collectively, any wholly-owned subsidiary of the Company identified to the Custodian by the Company and joined to this Agreement.

“Subsidiary Addition Notice” has the meaning set forth in Section 3.13(b).

“Subsidiary Securities” means, collectively, (i) the Securities, including Loans, acquired by a Subsidiary and delivered to the Custodian by such Subsidiary from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the Securities described in clause (i).

“Subsidiary Securities Account” shall have the meaning set forth in Section 3.13(a).

“Trade Confirmation” means a trade ticket or confirmation sent to the Custodian from the Company or the Administrator on the Company’s behalf of the Company’s acquisition of a Loan, and setting forth applicable information with respect to such Loan, in such form as may be reasonably acceptable to the Custodian and the Company.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Uncertificated Security” means a Security that is not represented by a physical certificate.

“Underlying Loan Agreement” means, with respect to any Loan, the document or documents evidencing the commercial loan agreement or facility pursuant to which such Loan is made.

“Underlying Loan Documents” means, with respect to any Loan, the related Underlying Loan Agreement together with any agreements and instruments (including any Underlying Note) executed or delivered in connection therewith.

“Underlying Note” means the one or more promissory notes executed by an obligor evidencing a Loan.

1.2 Construction.  In this Agreement unless the contrary intention appears:

(a)	any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)	any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)	a reference to a Person includes a reference to the Person’s executors, custodians, successors and permitted assigns;

(e)	an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)	an agreement, representation or warranty on the part of two or more Persons binds them severally and not jointly;

(g)	a reference to the term “including” means “including, without limitation,”;

(h)
a reference to any accounting term is to be interpreted in accordance with generally accepted principles and practices in the United States, consistently applied, unless otherwise instructed by the Company; and

(i)
any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Custodian), except to the extent the Custodian requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

1.3 Headings.  Headings are inserted for convenience and do not affect the interpretation of this Agreement.

2.	APPOINTMENT OF CUSTODIAN

2.1 Appointment and Acceptance.  (a)     The Company hereby appoints the Custodian as custodian of all Securities and Proceeds owned by the Company and the Subsidiaries (as applicable) and delivered to the Custodian from time to time during the period of this Agreement, on the terms and conditions set forth in this Agreement (which shall include any addendum hereto which is hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement with respect to it and subject to and in accordance with the provisions hereof.  Any Account may contain any number of accounts for the convenience of the Custodian or as required by the Company or the Subsidiaries (as applicable) for convenience in administering such accounts. The Custodian hereby agrees that, notwithstanding anything in this Agreement to the contrary, all assets of the Company that constitute Collateral Documents (as defined in the Document Custody Agreement) shall be held and administered by the Document Custodian pursuant to the Document Custody Agreement.

2.2 Instructions.  The Company agrees that it shall from time to time provide, or cause to be provided, to the Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian, as may reasonably be necessary to enable the Custodian to perform its duties hereunder.

2.3 Company Responsible For Directions. The Company is solely responsible for directing the Custodian with respect to deposits to, withdrawals from and transfers to or from the Accounts. Without limiting the generality of the foregoing, the Custodian has no responsibility for the Company’s legal and regulatory compliance (including the 1940 Act), any of its obligations to third-parties in respect of the Accounts, and the Custodian shall have no liability for the application of any funds made with Proper Instructions of the Company.  The Company shall be solely responsible for properly instructing all applicable payors to make all appropriate payments to the Custodian for deposit to the Accounts, and for properly instructing the Custodian with respect to the allocation or application of all such deposits.

3.	DUTIES OF CUSTODIAN

3.1 Segregation.  All Securities, Subsidiary Securities and non-cash property held by the Custodian, as applicable, for the account of the Company or a Subsidiary, respectively (other than Securities and Subsidiary Securities maintained in a Securities Depository or Securities System), shall be physically segregated from other Securities and non-cash property in the possession of the Custodian (including the Securities and non-cash property of the other series of the Company, if applicable) and shall be identified as subject to this Agreement.

3.2 Securities Custody Account.  The Custodian shall open and maintain at U.S. Bank National Association or any affiliate a segregated account in the name of the Company, subject only to order of the Custodian, in which the Custodian shall enter and carry, subject to Section 3.3(b), all Securities (other than Loans and Uncertificated Securities), cash and other investment assets of the Company which are delivered to it in accordance with this Agreement.  For the avoidance of doubt, the Custodian shall not be required to credit or deposit Loans or Uncertificated Securities in the Securities Account but shall instead maintain a register of such Loans or Uncertificated Securities, containing such information as the Company and the Custodian may reasonably agree and marked so as to clearly identify them as the property of the Company.

The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such Securities and investments except pursuant to the direction of the Company (or the Investment adviser on its behalf) under the terms of this Agreement.

3.3 Delivery of Cash and Securities to Custodian.

(a)
The Company shall deliver, or cause to be delivered, to the Custodian certain of the Company’s Securities, cash and other investment assets, including (a) payments of income, payments of principal and capital distributions received by the Company with respect to such Securities, cash or other assets owned by the Company at any time during the period of this Agreement and (b) all Proceeds.  With respect to assets other than Loans, such assets shall be delivered to the Custodian in its role as, and (where relevant) at the address identified for, the Custodian.   Except to the extent otherwise expressly provided herein, delivery of Securities to the Custodian shall be in Street Name or other good delivery form.  The Custodian shall not be responsible for such Securities or Proceeds until actually delivered to, and received by it.  Upon receipt of Securities or Proceeds, the Custodian shall confirm receipt to the Company, which may be deemed satisfied upon the rendering of the daily report set forth in Section 4.2 below by the Custodian to the Company. With respect to Securities (other than Loans, Uncertificated Securities and assets in the nature of “general intangibles” (as hereinafter defined)) held by the Custodian in its capacity as a “securities intermediary” (as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)), the Custodian shall be obligated to exercise due care in accordance with reasonable commercial standards in discharging the duties as a securities intermediary to hold such Securities.  A Security will be deemed to be “delivered” to the Custodian when the Company delivers such Security in the following manner: (i) if such Security is a Certificated Security or an instrument (other than a Security held in a Securities System), then in physical certificated form in the name of the Company or its nominee, (ii) if such Security is an Uncertificated Security or in the form of uncertificated share(s) or other interest (other than a Security held in a Securities System), then delivery of confirmation statements which identify such shares or interests as being recorded in the name of the Company or its nominee, (iii) if such Security is held in a Securities System or maintained in one or more omnibus accounts at the Custodian, its agents or sub‑custodians, then delivery of confirmation that such Security is held in the Securities System or maintained through one or more omnibus accounts in the name of the Custodian (or its nominee) who shall identify the same on its books and records as held for the account of the Company, or (iv) in such other good delivery form that may be agreed to by the Custodian from time to time.

(b)
(i)         In connection with its acquisition of a Loan, an Uncertificated Security or other delivery of a Security constituting a Loan, the Company shall deliver or cause to be delivered to the Custodian a properly completed Trade Confirmation containing such information in respect of such Loan or Uncertificated Security as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan or Uncertificated Security on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require.

(ii)        Notwithstanding any term hereof or elsewhere to the contrary, (a) it is hereby expressly acknowledged that (i) interests in Loans or Uncertificated Securities may be acquired by the Company (or a Subsidiary) from time to time which are not evidenced by, or accompanied by delivery of, a Security or an instrument, as that term is defined in Section 9-102(a)(4a) of the UCC, and may be evidenced solely by delivery to the Custodian of (x) a facsimile or electronic copy of an assignment agreement (“Loan Assignment Agreement”) in favor of the Company as assignee or, in respect of any Loan acquired by participation interest, a participation agreement (a “Participation Agreement”) in favor of the Company as participant or (y) a copy of the register of the underlying issuer of such interest evidencing registration of such equity interest on the books and records of the applicable issuer to the name of the Company (or its nominee) and (ii) any such Loan Assignment Agreement or Participation Agreement (and the registration of the related Loan on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Company (or its nominee), and (b) nothing herein shall require the Custodian  to credit to the Securities Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) any such Loan or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof. The Custodian is not under a duty to examine any such Financing Documents, or any underlying credit agreements or loan documents for such Loan to determine the validity, sufficiency, marketability or enforceability of any Loan Assignment Agreement, Participation Agreement or other Financing Document (and shall have no responsibility for the genuineness or completeness thereof), or for the Company’s title to any related Loan.

(iii)      The Custodian may assume the genuineness of any such Financing Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such Financing Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or becomes available with respect to any Loan to be held by the Custodian under this Agreement, it shall be the sole responsibility of the Company to make or cause delivery thereof to the Document Custodian under the Document Custody Agreement or the Custodian, as applicable, and the Custodian and the Document Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Loan or to compel or cause delivery thereof to the Custodian.

(iv)       Contemporaneously with the acquisition of any Loan, the Company shall (a) cause any appropriate Financing Documents evidencing such Loan to be delivered to the Custodian; (b) if requested by the Custodian, provide to the Custodian an amortization schedule of principal payments and a schedule of the interest payable date(s) identifying the amount and due dates of all scheduled principal and interest payments for such Loan and (c) provide to the Custodian a properly completed Trade Confirmation containing such information in respect of such Loan as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require; (d) take all actions necessary for the Company to acquire good title to such Loan; and (e) take all actions as may be necessary (including appropriate payment notices and instructions to bank agents or other applicable paying agents or administrative agents) to cause (A) all payments in respect of the Loan to be made to the Custodian and (B) all notices, solicitations and other communications in respect of such Loan to be directed to the Company.  The Custodian shall have no liability for any delay or failure on the part of the Company to provide necessary information to the Custodian, or for any inaccuracy therein or incompleteness thereof, or for any delay or failure on the part of the Company to give such effective payment instruction to bank agents and other paying agents or administrative agents, in respect of the Loans.  With respect to each such Loan, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, obligor, participating bank, nationally recognized pricing service or vendor, reputable financial information reporting source or similar party with respect to the related Loan, and shall be entitled to update its records (as it may deem necessary or appropriate), or from the Company, on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

3.4 Release of Securities.

(a)
The Custodian shall release and, if applicable, ship for delivery, or direct its agents or Sub-Custodian to release and, if applicable, ship for delivery, as the case may be, Securities of the Company held by the Custodian, its agents or its Sub-Custodian from time to time upon receipt of Proper Instructions (which shall, among other things, specify the Securities to be released, with such delivery and other information as may be necessary to enable the Custodian to perform), which may be standing instructions (in a form reasonably acceptable to the Custodian) in the following cases:

(i)	upon sale of such Securities by or on behalf of the Company and, such sale may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(A)
in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment; or

(B)	in the case of a sale effected through a Securities System, in accordance with the rules governing the operations of the Securities System;

(ii)	upon the receipt of payment in connection with any repurchase agreement related to such Securities;

(iii)	to a depositary agent in connection with tender or other similar offers for such Securities;

(iv)
to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable (unless otherwise directed by Proper Instructions, the cash or other consideration is to be delivered to the Custodian, its agents or its Sub-Custodian);

(v)
to an issuer thereof, or its agent, for transfer into the name of the Custodian or of any nominee of the Custodian or into the name of any of its agents or Sub-Custodian or their nominees or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)	to brokers clearing banks or other clearing agents for examination in accordance with the Street Delivery Custom;

(vii)
for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the Securities of the issuer of such Securities, or pursuant to any deposit agreement (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its Sub-Custodian);

(viii)
in the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its Sub-Custodian); and/or

(ix)	for any other purpose, but only upon receipt of Proper Instructions.

3.5 Registration of Securities.  Securities held by the Custodian, its agents or its Sub-Custodian (other than bearer securities or securities held in a Securities System) shall be registered in the name of the Company or its nominee; or, at the option of the Custodian (if the Company and the Custodian determine that such Security cannot be held in the name of the Company), in the name of the Custodian or in the name of any nominee of the Custodian, or in the name of its agents or its Sub-Custodian or their nominees, in each case, for the benefit of the Company; or if directed by the Company by Proper Instruction, may be maintained in Street Name.  The Custodian, its agents and its Sub-Custodian shall not be obligated to accept Securities on behalf of the Company under the terms of this Agreement unless such Securities (other than Loans) are in Street Name or other good deliverable form.

3.6 Bank Accounts and Management of Cash.

(a)
Proceeds and other cash received by the Custodian from time to time shall be deposited into or credited to the respective Securities Account as designated by the Company. All amounts deposited into or credited to the designated Securities Account shall be subject to clearance and receipt of final payment by the Custodian.

(b)
Amounts held in each respective Securities Account in U.S. dollars from time to time may be invested in Eligible Investments pursuant to specific written Proper Instructions (which may be standing instructions) received by the Custodian from an Authorized Person acting on behalf of the Company. Any amounts held in a Securities Account which are not denominated in U.S. dollars shall remain uninvested. Such investments shall be subject to availability and the Custodian’s then applicable transaction charges (which shall be at the Company’s expense). The Custodian shall have no liability for any loss incurred on any such investment, unless such losses result from the Custodian’s gross negligence, fraud, willful misconduct or bad faith. Absent receipt of such Proper Instructions (which may be in the form of standing instructions), the Custodian shall have no obligation to invest (or otherwise pay interest on) amounts on deposit in each respective Securities Account. In no instance will the Custodian have any obligation to provide investment advice to the Company. Any earnings from such investment of amounts held in the Securities Accounts from time to time (collectively, “Reinvestment Earnings”) shall be redeposited in the respective Securities Account (and may be reinvested pursuant to specific Proper Instructions of the Company). The Custodian shall have no liability for any losses on any investments made as described herein, unless such losses result from the Custodian’s gross negligence, willful misconduct or bad faith.

(c)
In the event that the Company shall at any time request a withdrawal of amounts from any of the Securities Accounts, the Custodian shall be entitled to liquidate, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such account as needed to provide necessary liquidity, unless such losses result from the Custodian’s gross negligence, fraud, willful misconduct or bad faith. Investment instructions may be in the form of standing instructions (in the form of Proper Instructions acceptable to Custodian).

(d)
The Company acknowledges that cash deposited or invested with any bank (including the bank acting as Custodian) may make a margin or generate banking income for which such bank shall not be required to account to the Company.

(e)
The Custodian shall be authorized to open such additional accounts as may be necessary or convenient for administration of its duties hereunder with prompt written notice to be provided to the Company.

3.7   Foreign Exchange.

(a)
Upon the receipt of Proper Instructions, the Custodian, its agents or its Sub-Custodian may (but shall not be obligated to) enter into all types of contracts for foreign exchange on behalf of the Company, upon terms acceptable to the Custodian and the Company (in each case at the Company’s expense), including transactions entered into with the Custodian, its Sub-Custodian or any affiliates of the Custodian or the Sub-Custodian. The Custodian shall have no liability for any losses incurred in or resulting from the rates obtained in such foreign exchange transactions; and absent specific and acceptable Proper Instructions, the Custodian shall not be deemed to have any duty to carry out any foreign exchange on behalf of the Company. The Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions.

(b)
The Company acknowledges that the Custodian, any Sub-Custodian or any affiliates of the Custodian or any Sub-Custodian, involved in any such foreign exchange transactions may make a margin or generate banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to account to the Company.

3.8   Collection of Income.  Subject to Section 7.8 hereof, the Custodian, its agents or its Sub-Custodian shall use reasonable efforts to collect on a timely basis all income and other payments with respect to the Securities held hereunder to which the Company shall be entitled, to the extent consistent with usual custom in the securities custodian business in the United States. Such efforts shall include collection of interest income, dividends and other payments with respect to registered domestic securities if on the record date with respect to the date of payment by the issuer the Security is registered in the name of the Custodian or its nominee (or in the name of its agent or Sub-Custodian, or their nominee); and interest income, dividends and other payments with respect to bearer domestic securities if, on the date of payment by the issuer such securities are held by the Custodian or its Sub-Custodian or agent; provided, however, that in the case of Securities held in Street Name, the Custodian shall use commercially reasonable efforts only to timely collect income. In no event shall the Custodian’s agreement herein to collect income be construed to obligate the Custodian to commence, undertake or prosecute any legal proceedings. If the Custodian receives a written notice of default or refusal to pay with respect to the Securities from an issuer or transfer agent, the Custodian shall forward such notice to the Company.

3.9   Payment of Moneys.

(a)
Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the respective Securities Account designated by the Company (or remit to its agents or its Sub-Custodian, and direct them to pay out) moneys of the Company on deposit therein in the following cases:

(i)
upon the purchase of Securities for the Company pursuant to such Proper Instructions; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(A)
in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such securities; or

(B)	in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System;

(ii)
for the purchase or sale of foreign exchange or foreign exchange agreements for the account of the Company, including transactions executed with or through the Custodian, its agents or its Sub-Custodian, as contemplated by Section 3.7 above;

(iii)	for the payment of distributions, inclusive of accompanying shareholder servicing and/or distribution fees;

(iv)	for the repurchase of Shares pursuant to tender offers, if applicable; and

(v)	for any other purpose directed by the Company, but only upon receipt of Proper Instructions specifying the amount of such payment, and naming the Person or Persons to whom such payment is to be made.

(b)
At any time or times, the Custodian shall be entitled to pay (i) itself from any of the Securities Accounts, whether or not in receipt of express direction or instruction from the Company, any undisputed amounts due and payable to it pursuant to Section 8 hereof, and (ii) as otherwise permitted by Section 7.5, Section 9.4 or Section 13.5 below, provided, however, that in each case (i) the Custodian shall have first invoiced or billed the Company for such amounts and the Company shall have failed to pay such amounts within thirty (30) days after the date of such invoice or bill, and (ii) all such payments shall be accounted for to the Company.

3.10              Proxies. The Custodian will, with respect to the Securities held hereunder, use reasonable efforts to cause to be promptly executed by the registered holder of such Securities proxies received by the Custodian from its agents or its Sub-Custodian or from issuers of the Securities being held for the Company, without indication of the manner in which such proxies are to be voted, and upon receipt of Proper Instructions shall promptly deliver to the applicable issuer such proxies, proxy soliciting materials and notices relating to such Securities. In the absence of such Proper Instructions, or in the event that such Proper Instructions are not received in a timely fashion, the Custodian shall be under no duty to act with regard to such proxies.  Notwithstanding the above, neither Custodian nor any nominee of Custodian shall vote any of the Securities held hereunder by or for the account of the Company, except in accordance with Proper Instructions.

3.11              Communications Relating to Securities.  The Custodian shall transmit promptly to the Company all written information (including proxies, proxy soliciting materials, notices, pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by the Custodian, from its agents or its Sub-Custodian or from issuers of the Securities being held for the Company. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities unless and except to the extent it has received timely Proper Instruction from the Company in accordance with the next sentence. The Custodian will not be liable for any untimely exercise of any right or power in connection with Securities at any time held by the Custodian, its agents or Sub-Custodian unless:

(i)	the Custodian has received Proper Instructions with regard to the exercise of any such right or power; and

(ii)	the Custodian, or its agents or Sub-Custodian are in actual possession of such Securities,

in each case, at least three (3) Business Days prior to the date on which such right or power is to be exercised. Notwithstanding the foregoing, in the event the Custodian shall receive Proper Instructions with regard to the exercise of any right or power less than three (3) Business Days prior to the date on which such right or power is to be exercised, the Custodian shall use reasonable best efforts to exercise such right or power as promptly as practicable. It will be the responsibility of the Company to notify the Custodian of the Person to whom such communications must be forwarded under this Section.

3.12              Records.  The Custodian shall create and maintain complete and accurate records relating to its activities under this Agreement with respect to the Securities, Proceeds, cash or other property held for the Company under this Agreement. To the extent that the Custodian, in its sole opinion, is able to do so, the Custodian shall provide assistance to the Company (at the Company’s reasonable request made from time to time) by providing sub-certifications regarding certain of its services performed hereunder to the Company in connection with the Company’s certification requirements pursuant to applicable law, including the Sarbanes-Oxley Act of 2002, as amended.  All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company, upon reasonable request with at least five (5) Business Days’ prior written notice and at the Company’s expense.  The Custodian shall, at the Company’s request, supply the Company with a tabulation of Securities and Proceeds owned by the Company and held by the Custodian and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and the Custodian, include, to the extent applicable, the certificate numbers in such tabulations, to the extent such information is available to the Custodian.

3.13              Custody of Subsidiary Securities.

(a)
At the request of the Company in accordance with this Section 3.13, with respect to each Subsidiary identified to the Custodian by the Company, there shall be established by the Custodian at U.S. Bank National Association or its affiliate a segregated account to which the Custodian shall deposit and hold any Subsidiary Securities (other than Loans) (and any Proceeds received by it in the form of dividends in kind) and any cash Proceeds received by it from time to time from or with respect to Subsidiary Securities received by it pursuant to this Agreement, which account shall be designated the “[INSERT NAME OF SUBSIDIARY] Securities Account” (the “Subsidiary Securities Account”).

(b)
To the maximum extent possible, the provisions of this Agreement regarding Securities of the Company, the Securities Account shall be applicable to any Subsidiary Securities, cash and other investment assets, Subsidiary Securities Account.  The parties hereto agree that the Company shall notify the Custodian in writing as to the establishment of any Subsidiary as to which the Custodian is to serve as custodian pursuant to the terms of this Agreement; and identify in writing any accounts the Custodian shall be required to establish for such Subsidiary as herein provided. To evidence the addition of a Subsidiary to this Agreement, the Company shall deliver to the Custodian an addition notice substantially in the form of Schedule B hereto (such notice, a “Subsidiary Addition Notice”) which shall identify the additional Subsidiary, the Securities to be delivered to the Custodian on behalf of the additional Subsidiary on the date of its addition, and such other information or agreements as may be reasonably requested by the Custodian in connection therewith or otherwise agreed upon.  If the Custodian agrees to accept the appointment as Custodian on behalf of the additional Subsidiary, the Custodian shall countersign such Subsidiary Addition Notice and return the same to the Company.  Upon such acceptance, the Custodian shall serve as the custodian of the related Subsidiary in accordance with this Agreement and subject to the rights, protections, benefits and indemnities of the Custodian hereunder, mutatis mutandis.

(c)	Notwithstanding the foregoing, the parties hereto agree that KLCC Blocker LLC shall be a Subsidiary under this Agreement as of the date hereof without the delivery of a Subsidiary Addition Notice.

3.14       Responsibility for Property Held by Sub-Custodians.  The Custodian may appoint one or more Sub-Custodians to establish and maintain arrangements with (i) Eligible Securities Depositories or (ii) Eligible Foreign Custodians.  The Custodian’s responsibility with respect to the selection or appointment of a Sub-Custodian (other than an affiliate of the Custodian) shall be limited to a duty to exercise reasonable care and good faith in the selection of such Sub-Custodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market.  To the extent permitted by applicable law, the Custodian shall request each Sub-Custodian to identify on its own books and records that any assets held at such Sub-Custodian by Custodian on behalf of its customers belong to customers of the Custodian, such that it is readily apparent that such assets do not belong to the Custodian or such Sub-Custodian.  With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any Sub-Custodian (other than an affiliate of the Custodian), the Custodian shall take reasonable action to recover such costs, expenses, damages, liabilities, or claims from such Sub-Custodian; provided that the Custodian’s sole liability in that regard shall be limited to amounts actually received by it from such Sub-Custodian (exclusive of related costs and expenses incurred by the Custodian).

4.	REPORTING

4.1 The Custodian shall render to the Company a monthly report within two (2) Business Days of the end of each calendar month (“Monthly Report”) of (i) all deposits to and withdrawals from the Securities Account during the month, and the outstanding balance (as of the last day of the preceding monthly report and as of the last day of the subject month) and (ii) an itemized statement of the Securities and Proceeds held pursuant to this Agreement as of the end of each month, all transactions in the Securities, Proceeds and Collateral during the month, as well as a list of all Securities, Proceeds and Collateral transactions that remain unsettled at that time, and (iii) such other matters as the parties may agree from time to time.

4.2 For each Business Day, the Custodian shall render to the Company a daily report of (i) all deposits to and withdrawals from the Securities Account for such Business Day and the outstanding balance as of the end of such Business Day, (ii) a report of settled trades of Securities for such Business Day, and (iii) a report of all Securities (inclusive of Loans) positions as of the end of the prior Business Day.

4.3 The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance.

4.4 The Custodian shall provide the Company, promptly upon request, with such reports as are reasonably available to it and as the Company may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding securities, which are employed by the Custodian (or any Sub-Custodian appointed hereunder, to the extent available to the Custodian), or as may otherwise be reasonably requested as the Custodian may agree.

5.	DEPOSIT IN U.S. SECURITIES SYSTEMS

The Custodian may deposit and/or maintain Securities in a Securities System within the United States (“U.S. Securities System”) in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, including Rule 17f-4 under the 1940 Act, and subject to the following provisions:

(a)
The Custodian may keep domestic Securities in a U.S. Securities System provided that such Securities are represented in an account of the Custodian in the U.S. Securities System for the benefit of the Company which shall not include any assets of the Custodian other than assets held by it as a fiduciary, custodian or otherwise for customers;

(b)	The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Company;

(c)	The Custodian shall provide to the Company copies of all notices received from the U.S. Securities System of transfers of Securities for the account of the Company; and

(d)
Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Company for any direct loss, damage, cost, expense, liability or claim to the Company resulting from use of any Securities System (other than to the extent resulting from the gross negligence, fraud, willful misconduct or bad faith of the Custodian itself).

6.	SECURITIES HELD OUTSIDE OF THE UNITED STATES

6.1 Appointment of Foreign Sub-custodian.  The Company hereby authorizes and instructs the Custodian in its sole discretion to employ one or more Foreign Sub-custodians to act as Eligible Securities Depositories or as sub-custodian to hold the Securities and other assets of the Company maintained outside the United States, subject to the Company’s approval in accordance with this Section. If the Custodian wishes to appoint a Foreign Sub-custodian to hold property of the Company subject to this Agreement, it will so notify the Company and provide it with information reasonably necessary to determine any such new Foreign Sub-custodian’s eligibility under Rule 17f-5 under the 1940 Act, including a copy of the proposed agreement with such Foreign Sub-custodian. The Company shall at the meeting of its Board of Trustees next following receipt of such notice and information give a written approval or disapproval of the proposed action.

6.2 Assets to be Held.  The Custodian shall limit the Securities and other assets maintained in the custody of the Foreign Sub-custodian to: (a) Foreign Securities and (b) cash and cash equivalents in such amounts as the Company (through Proper Instructions) may determine to be reasonably necessary to effect the Company’s transactions in such investments.

6.3 Omnibus Accounts.  The Custodian may hold Foreign Securities and related Proceeds with one or more Foreign Sub-custodians in each case in a single account with such Foreign Sub-custodian that is identified as belonging to the Custodian for the benefit of its customers; provided however, that the records of the Custodian with respect to Securities and related Proceeds that are property of the Company maintained in such account(s) shall identify by book-entry those Securities and other property as belonging to the Company.

6.4 Reports Concerning Foreign Sub-custodian.  The Custodian will supply to the Company and include in the Monthly Report statements in respect of the Securities held by Foreign Sub-custodians or Eligible Securities Depositories, including an identification of the Foreign Sub-custodians and Eligible Securities Depositories having physical possession of the Foreign Securities.

6.5 Transactions in Foreign Custody Account.  Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Securities received by a Foreign Sub-custodian for the account of the Company may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer. The Company understands and agrees that it shall be required to provide advance notice of any such Securities or Proceeds denominated in a currency other than U.S. dollars, together with any other information reasonably necessary to the Custodian, for purposes of establishing non-U.S. dollar accounts hereunder.

6.6 Foreign Sub-custodian.  Each contract or agreement pursuant to which the Custodian employs a Foreign Sub-custodian shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Company will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Company’s assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-custodian or its creditors (except a claim of payment for their safe custody or administration) or, in the case of cash deposits, liens or rights in favor of creditors of the Sub-custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Company’s assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will be maintained identifying the assets as belonging to the Company or as being held by a third party for the benefit of the Company; (v) that the Company’s independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Company will receive periodic reports with respect to the safekeeping of the Company’s assets, including notification of any transfer to or from a Company’s account or a third party account containing assets held for the benefit of the Company. Such contract may contain, in lieu of any or all of the provisions specified above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Company assets as the specified provisions, in their entirety.

6.7 Custodian’s Responsibility for Foreign Sub-custodian.

(a)
With respect to its responsibilities under this Section 6, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of property of the Company would exercise. The Custodian further agrees that the Foreign Securities will be subject to reasonable care, based on the standards applicable to the Custodian in the relevant market, if maintained with each Foreign Sub-custodian, after considering all factors relevant to the safekeeping of such assets, including: (i) the Foreign Sub-custodian’s practices, procedures, and internal controls, including the physical protections available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices; (ii) whether the Foreign Sub-custodian has the requisite financial strength to provide reasonable care for Company assets; (iii) the Foreign Sub-custodian’s general reputation and standing and, in the case of Eligible Securities Depository, the Eligible Securities Depository’s operating history and number of participants; and (iv) whether the Company will have jurisdiction over and be able to enforce judgments against the Foreign Sub-custodian, such as by virtue of the existence of any offices of the Foreign Sub-custodian in the United States or the Sub-custodian’s consent to service of process in the United States.

(b)
At the end of each calendar quarter, or at such other times as the Company’s Board of Trustees deems reasonable and appropriate based on the circumstances of the Company’s foreign custody arrangements, the Custodian shall provide written reports notifying the Board of Trustees of the Company as to the placement of the Foreign Securities and cash of the Company with a particular Foreign Sub-custodian and of any material changes in the Company’s foreign custody arrangements.  The Custodian shall promptly take such steps as may be required to withdraw assets of the Company from any Foreign Sub-custodian that has ceased to meet the requirements of this Section.

(c)
The Custodian shall establish a system to monitor the appropriateness of maintaining the Company’s assets with a particular Foreign Sub-custodian and the performance of the contract governing the Company’s arrangements with such Foreign Sub-custodian.  To the extent the Custodian holds Foreign Securities and related Proceeds with one or more Eligible Securities Depositories, the Custodian shall provide the Company with an analysis of the custody risks associated with maintaining assets with such Eligible Securities Depository and shall monitor such custody risks on a continuing basis and promptly notify the Company of any material change in these risks. The Custodian agrees to exercise reasonable care, prudence and diligence in performing its obligations under this clause (c). If the Custodian determines that a custody arrangement with an Eligible Securities Depository no longer meets the requirements of this Section, the Company’s Foreign Securities must be withdrawn from such depository as soon as reasonably practicable.

(d)
The Custodian’s responsibility with respect to the selection or appointment of a Foreign Sub-custodian shall be limited to a duty to exercise reasonable care in the selection or retention of such Foreign Sub-custodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any Foreign Sub-custodian, the Custodian shall take reasonable action to recover and, at the request of the Company, provide reasonable efforts in assisting the Company in recovering such costs, expenses, damages, liabilities, or claims from such Foreign Sub-custodian; provided that the Custodian’s sole liability in that regard shall be limited to amounts actually received by it from such Foreign Sub-custodian (exclusive of related costs and expenses incurred by the Custodian). The Custodian shall have no responsibility for any act or omission (or the insolvency of) any Securities System (including an Eligible Securities Depository).

7.	CERTAIN GENERAL TERMS

7.1 No Duty to Examine Financing Documents.  Nothing herein shall obligate the Custodian to review or examine the terms of any Financing Document, underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other financing document evidencing or governing any Security to determine the validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the genuineness or completeness thereof), or otherwise.

7.2 Resolution of Discrepancies.  In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Company and any information contained in the books or records of the Company, the Company shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

7.3 Improper Instructions.  Notwithstanding anything herein to the contrary, the Custodian shall not be obligated to take any action (or forebear from taking any action), which it reasonably determines (at its sole option) to be contrary to the terms of this Agreement or applicable law.  In no instance shall the Custodian be obligated to provide services on any day that is not a Business Day.

7.4 Proper Instructions.

(a)
The Company will give written notice to the Custodian, in form reasonably acceptable to the Custodian, specifying the names and specimen signatures (whether manual, facsimile, .pdf or other electronic signature) of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”) which notice shall be signed (whether manual, facsimile, .pdf or other electronic signature) by an Authorized Person previously certified to the Custodian.  The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from an Authorized Person of the Company to the contrary.  The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company to the Custodian). The Custodian shall accept and act upon Proper Instructions sent by unsecured email, facsimile transmission or other similar unsecured electronic methods.  If such person on behalf of the Company (or the Investment Adviser on its behalf) elects to give the Custodian email or facsimile instructions (or instructions by a similar electronic method) and the Custodian acts upon such instructions, the Custodian’s reasonable understanding of such instructions shall be deemed controlling.  The Custodian shall not be liable for any losses, costs or expenses arising directly or indirectly from the Custodian’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction.  The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Custodian, including without limitation the risk of the Custodian acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. The Company hereby authorizes and directs the Custodian to accept, rely and act upon instruction from the Investment Adviser, acting on behalf and in the name of the Company for all purposes hereunder, and the Custodian is authorized to recognize and act upon the instruction of the Investment Adviser, acting alone, on behalf and in the stead of the Company for all purposes hereunder; provided that such authorization and direction may be revoked at any time by an Authorized Person who is an officer of the Company.

(b)
The Custodian shall have no responsibility or liability to the Company (or any other person or entity), and shall be indemnified and held harmless by the Company, in the event that a subsequent written confirmation of an oral instruction fails to conform to the oral instructions received by the Custodian.  The Custodian shall not have an obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, or the Custodian’s operating policies and practices. The Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions.

(c)	Reserved.

(d)
The Company hereby agrees that directions given by it pursuant to secure financial messaging services provided by SWIFT (“SWIFT Transmissions”) are deemed to Proper Instructions for all purposes hereunder.  The Company instructs the Custodian to accept and record SWIFT Transmissions initiated by the Company (or the Investment Adviser on its behalf) to the same extent that written wire transfer instructions are accepted and processed by the Custodian. The Custodian may conclusively rely on SWIFT Transmissions and the Custodian shall be entitled to and the Company agrees to provide any verification of information as requested by the Custodian, including the call back process to an individual designated by the Company as authorized to provide such verification. The Custodian may also request, and the Company will provide, an additional signed direction (whether by manual, facsimile, .pdf or other electronic signature) in connection with any SWIFT Transmission. For purposes of compliance with any incumbency certificate of the Company, all instructions received by the Custodian through the methodology described herein shall be deemed in compliance with the procedures outlined therein (to the extent applicable).

7.5 Actions Permitted Without Express Authority.  The Custodian may, at its discretion, without express authority from the Company:

(a)
make payments to itself as described in or pursuant to Section 3.9(b), or to make payments to itself or others, to the extent reasonably incurred, for documented expenses of handling securities or other similar items relating to its duties under this Agreement, provided that (i) the Custodian shall have first invoiced or billed the Company for such amounts and the Company shall have failed to pay such amounts within thirty (30) days after the date of such invoice or bill, and (ii) all such payments shall be accounted for to the Company;

(b)	surrender Securities in temporary form for Securities in definitive form;

(c)	endorse for collection cheques, drafts and other negotiable instruments; and

(d)
in general, except as directed in Proper Instructions, attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Company.

7.6 Evidence of Authority.  The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate, instrument, electronic communication or paper reasonably believed by it to be genuine and to have been properly executed (whether manual, facsimile, .pdf or other electronic signature) or otherwise given by or on behalf of the Company by an Authorized Person.  The Custodian may receive and accept a certificate signed (whether manual, facsimile, .pdf or other electronic signature) by any Authorized Person as conclusive evidence of:

(a)         the authority of any person to act in accordance with such certificate; or

(b)         any determination or of any action by the Company as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from an Authorized Person of the Company.

7.7 Receipt of Communications.  Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern time (or such other time as is agreed by the Company and the Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day (but in the case of communications so received after 3:30 p.m., Eastern time, on a Business Day, the Custodian will use reasonable efforts to process such communications as soon as possible after receipt).

7.8 Actions on the Loans.  Except as expressly provided herein, the Custodian shall have no duty or obligation hereunder to take any action on behalf of the Company, to communicate on behalf of the Company, to collect amounts or proceeds in respect of, or otherwise to interact or exercise rights or remedies on behalf of the Company, with respect to any of the Loans.  Except as expressly provided herein, all such actions and communications are the responsibility of the Company.

8.	COMPENSATION OF CUSTODIAN

8.1 Fees.  The Custodian shall be entitled to compensation for its services in accordance with the terms of that certain fee letter dated on or about July 1, 2026 between the Company (or the Investment Adviser on its behalf) and the Custodian (as the same may be amended, modified and/or supplemented from time to time, the “Fee Letter”).

8.2 Expenses.  The Company agrees to pay or reimburse to the Custodian upon its request from time to time all reasonable and documented costs, disbursements, advances, and expenses  (including reasonable and documented fees and expenses of legal counsel, agents and experts) reasonably incurred, and any disbursements and advances made (including any account overdraft resulting from any settlement or assumed settlement, provisional credit, chargeback, returned deposit item, reclaimed payment or claw-back, or the like), in connection with the preparation, execution or enforcement of this Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including costs and expenses of any action by the Custodian to collect any amounts owing to it under this Agreement, so long as the Custodian is awarded all or a part of such costs or expenses).

9.	RESPONSIBILITY OF CUSTODIAN

9.1 General Duties.  The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement.  No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian.

9.2 Instructions.

(a)
The Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from the Company as it reasonably deems necessary, and shall be entitled to require, upon notice to the Company, that Proper Instructions to it be in writing.  The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Company.

(b)
Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian, it shall be in form, content and medium reasonably acceptable to it and the Company, and otherwise in accordance with any applicable terms of this Agreement.

9.3 General Standards of Care.  Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)
The Custodian may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper, electronic communication or document furnished to it (including any of the foregoing provided to it by facsimile or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed (whether manual, facsimile, .pdf or other electronic signature), sent or presented by the proper person (which in the case of any instruction from or on behalf of the Company shall be an Authorized Person); and the Custodian shall be entitled to presume the genuineness and due authority of any signature (whether manual, facsimile, .pdf or other electronic signature) appearing thereon.  The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt, electronic communication or other paper or document.

(b)
Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers or employees), or for any reasonable mistake of fact or law, or for anything which it may reasonably do or refrain from doing in connection herewith, unless such action or inaction constitutes gross negligence, willful misconduct, fraud or bad faith on its part.  Except as provided herein, the Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.  The Custodian shall not be under any obligation at any time to ascertain whether the Company is in compliance with (i) the 1940 Act, the regulations thereunder, or the Company’s investment objectives and policies then in effect or (ii) any restrictions, covenants, limitations or obligations to which the Company may be subject. For the avoidance of doubt, the Custodian shall not be under any obligation to determine whether any investment constitutes an Eligible Investment under this Agreement.

(c)
In no event shall any party hereunder be liable for any indirect, incidental, special, punitive or consequential damages (including lost profits or diminution of value), whether or not it has been advised of the likelihood of such damages.

(d)
The Custodian may consult with, and obtain advice from, legal counsel selected in good faith with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the written opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Custodian in good faith in accordance with the opinion and directions of such counsel; the reasonable cost of such services shall be reimbursed pursuant to Section 8.2 above.

(e)
The Custodian shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an officer working in its Global Corporate Trust group and charged with responsibility for administering this Agreement or unless received (and then only to the extent received) in writing by the Custodian at the applicable address(es) as set forth in Section 16 hereof and specifically referencing this Agreement.

(f)
No provision of this Agreement shall require the Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with acceptable indemnification.  Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby.

(g)	The permissive right of the Custodian to take any action hereunder shall not be construed as a duty.

(h)
The Custodian may act or exercise its duties or powers hereunder through agents, Sub-Custodians or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent, Sub-Custodian or attorney (other than an affiliate of the Custodian) appointed with reasonable due care.

(i)	All indemnifications contained in this Agreement in favor of the Custodian shall survive the termination of this Agreement or any resignation or removal of the Custodian.

(j)
The Custodian has no responsibility to verify or determine whether any purchase or sale of a Security satisfies any transfer restrictions applicable to it, including any transfer restriction imposed by applicable law. Notwithstanding any other provision of this Agreement, the Custodian shall have no duty or obligation under this Agreement to monitor, verify or inquire into, and shall not be liable for, (i) the legality of the Securities or (ii) the purchase, transfer or sale of any Security, the sufficiency of the amount to be received or the authority of the Company to effect any such purchase, transfer or sale.

9.4 Indemnification; Custodian’s Lien.

(a)
The Company shall and does hereby indemnify and hold harmless the Custodian, any Foreign Sub-custodian and each of its officers, directors, employees, attorneys, agents, advisors, successors and assigns (collectively, the “Indemnified Persons” and each an “Indemnified Person”) for and from any and all costs and expenses (including reasonable and documented fees and expenses of counsel, agents and experts), and any and all losses, damages, claims (whether brought by or involving the Company or any third party) and liabilities, that may arise, be brought against or incurred by an Indemnified Person whether brought by or involving any third party or the Company and whether direct, indirect or consequential, as a result of or arising from any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Company or any Subsidiary, and any advances or disbursements made by an Indemnified Person (including in respect of any Account overdraft, returned deposit item, chargeback, provisional credit, settlement or assumed settlement, reclaimed payment, claw-back or the like), as a result of, relating to, or arising out of this Agreement, or the administration or performance of the Custodian’s duties or obligations hereunder or the enforcement of any provision of this Agreement, including any indemnification obligations, or the relationship between the Company (including, for the avoidance of doubt, any Subsidiary) and the Custodian created hereby, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by such Indemnified Person’s own actions or inactions constituting gross negligence, fraud, willful misconduct or bad faith.

(b)
The Custodian shall have and is hereby granted a continuing lien upon and security interest in, and right of set-off against, the Account, and any funds (and investments in which such funds may be invested) held therein or credited thereto from time to time, whether now held or hereafter acquired, and all proceeds thereof, to secure the payment of any amounts that may be owing to the Custodian under or pursuant to the terms of this Agreement, whether now existing or hereafter arising.

9.5 Force Majeure.  Without prejudice to the generality of the foregoing, the Custodian shall be without liability to the Company, any Subsidiary or the Investment Advisor for any damage or loss resulting from or caused by events or circumstances beyond the Custodian’s reasonable control including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, epidemics, national disasters of any kind, or other similar events or acts; errors by the Company (including any Authorized Person) in its instructions to the Custodian; or changes in applicable law, regulation or orders.

9.6 Cooperation.  The Custodian shall reasonably cooperate with and supply such information in its possession, pertaining to the services under this Agreement and permitted by applicable law and regulation, to the entity or entities appointed by the Company (including accountants) as instructed by the Company pursuant to Proper Instructions.

10.	SECURITY CODES

If the Custodian issues to the Company security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the Company, the Company shall take all commercially reasonable steps to safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available.

11.	TAX LAW

11.1              Domestic Tax Law.  The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof.  The Custodian shall be kept indemnified by and be without liability to the Company for such obligations including taxes, (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this Agreement) withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Company, or the Custodian as custodian of the Securities or Proceeds.

11.2              Foreign Tax Law. It shall be the responsibility of the Company to notify the Custodian of the obligations imposed on the Company, or the Custodian as custodian of any foreign securities or related Proceeds, by the tax law of foreign (e.g., non-U.S.) jurisdictions, including responsibility for withholding and other taxes, assessments or other government charges, certifications and government reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to cooperate with the Company with respect to any claims for exemption or refund under the tax law of the jurisdictions for which the Company has provided such information.

12.	PROPRIETARY AND CONFIDENTIAL INFORMATION

12.1              The Custodian agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Company, all records and other information relative to the Company and prior, present, or potential shareholders of the Company (and clients of said shareholders), in each case provided pursuant to this Agreement, and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder and to cause any Sub-Custodian utilized by it to agree to all of the foregoing, except the Custodian may disclose such information (x) to regulatory authorities having jurisdiction over the Custodian or the Company or its affiliates or subsidiaries, as required by law or regulation, provided that the Custodian will promptly report such disclosure (other than in the case of routine bank examinations or other regulatory audits for which the Company is not the specific target) to the Company if disclosure is permitted by applicable law and regulation (y) to the Custodian’s or the Company’s respective trustees, officers, employees, attorneys, accountants, agents or advisors who have a need to know such information in the course of the performance of its duties hereunder or (z) when so requested by the Company. Records and other information which have become known to the public through no wrongful act of the Custodian or any of its employees, agents or representatives, and information that was already in the possession of the Custodian prior to receipt thereof from the Company or its agent, shall not be subject to this paragraph.

12.2              Notwithstanding anything herein to the contrary, the Company shall be permitted to disclose the identity of the Custodian as a service provider, redacted copies of this Agreement, and such other information as may be required in the Company’s registration or offering documents, or as may otherwise be required by applicable law, rule, or regulation.

12.3              For the avoidance of doubt, no provision of this Agreement shall be construed as prohibiting the reporting of possible violations of U.S. federal law or regulation to any U.S. government agency or entity or self-regulatory organization or making disclosures that are protected under the whistleblower provisions of U.S. federal law or regulation.

13.	EFFECTIVE PERIOD AND TERMINATION

13.1              Effective Date.  This Agreement shall become effective as of its due execution (whether manual, facsimile, .pdf or other electronic signature) and delivery by each of the parties.  This Agreement shall continue in full force and effect until terminated as hereinafter provided.  This Agreement may only be amended by mutual written agreement of the parties hereto.  This Agreement may be terminated by the Custodian or the Company pursuant to Section 13.2.

13.2              Termination.  This Agreement shall terminate upon the earliest of (a) occurrence of the effective date of termination specified in any written notice of termination given by either party to the other not later than sixty (60) days prior to the effective date of termination specified therein, and (b) such other date of termination as may be mutually agreed upon by the parties in writing.

13.3              Resignation.  The Custodian may at any time resign under this Agreement by giving not less than sixty (60) days advance written notice thereof to the Company. Notwithstanding the foregoing, the resignation of the Custodian shall not take effect until the earlier of (x) the date on which a successor custodian has been engaged by the Company and (y) the expiration of the notice period specified in the first sentence of this Section 13.3, in each case subject to the payment of all unpaid fees, expenses and indemnification amounts due. The Company may at any time remove the Custodian under this Agreement by giving not less than sixty (60) days advance written notice to the Custodian.

13.4              Successor.  Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Custodian, as the case may be, the Company shall give Proper Instruction to the Custodian designating a successor Custodian, if applicable. The Custodian shall, upon receipt of Proper Instruction from the Company (i) deliver directly to the successor Custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and Proceeds then owned by the Company and held by the Custodian as custodian, and (ii) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Company at the successor Custodian, provided that the Company shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. In addition, the Custodian shall, at the expense of the Company, transfer to each successor all relevant books, records, correspondence, and other data established or maintained by the Custodian under the Agreement (if such form differs from the form in which the Custodian has maintained the same, the Company shall pay any reasonable and documented expenses associated with transferring the data to such form) and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Custodian’s personnel in the establishment of books, records, and other data by such successor. Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. For the avoidance of doubt, no resignation of the Custodian or termination of this Agreement shall be effective until a successor custodian has been appointed (and has accepted such appointment) in accordance with this Section 13.4.

13.5              Payment of Fees, etc.  Upon termination of this Agreement or resignation of the Custodian,  the Company shall pay to the Custodian such compensation in accordance with the Fee Letter, and shall likewise reimburse the Custodian for its costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be).  All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian.

13.6              Final Report. In the event of any resignation or removal of the Custodian, the Custodian shall provide to the Company a complete final report or data file transfer of any Confidential Information as of the date of such resignation or removal.

14.	REPRESENTATIONS AND WARRANTIES

14.1              Representations of the Company.  The Company represents and warrants to the Custodian that:

(a)
it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligation;

(b)
in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its governing documents and any applicable laws and regulations.

(c)
the Company is not a Plan-Assets Vehicle (as defined below); (ii) the Company is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (iii) the aggregate interest in any class of equity interests by any benefit plan investors (as such term is interpreted under ERISA) for whose benefit or account the Accounts of the Company is held does not equal or exceed 25% of the outstanding interests; and (iv) neither the portfolio of the Securities or the Accounts for the Company is deemed to be assets of an employee benefit plan which is subject to ERISA.  If for any reason the Company breaches or otherwise fails to comply with any of the foregoing representations, warranties, or covenants, then (i) the Custodian’s duties hereunder with respect to the Company shall terminate immediately upon such breach, regardless of whether the Custodian received notice of such breach or provided notice of termination and promptly thereafter, the Company and the Custodian shall negotiate in good faith to enter into a separate ERISA fund custody agreement, (ii) the Company will promptly notify the Custodian of such breach, (iii) the Company acknowledges that the Custodian does not act as investment manager of the Securities or the Accounts and (iv) the Company acknowledges that the Custodian does not provide any services as a “fiduciary” with respect to the Company within the meaning of ERISA §3(21).  For purposes herein, “Plan-assets Vehicle” means an investment contract, product, or entity that holds plan assets (as determined pursuant to ERISA §§3(42) and 401 and 29 CFR §2510.3-101.

14.2          Representations of the Custodian.  The Custodian hereby represents and warrants to the Company that:

(a)	it is duly organized and existing under the laws of the jurisdiction of its organization;

(b)	it has the power and authority to enter into and perform its obligations under this Agreement;

(c)	it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligations;

(d)	it is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act; and

(e)	that it maintains business continuity policies and standards that include data file backup and recovery procedures that comply with all applicable regulatory requirements.

15.	PARTIES IN INTEREST; NO THIRD PARTY BENEFIT

This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 20).

16.	NOTICES

Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, (iii) electronic mail or (iv) confirmed facsimile, with a duplicate sent on the same day by first class mail, postage prepaid:

(a)	if to the Company or any Subsidiary, to

Kennedy Lewis Capital Company
c/o Kennedy Lewis Management LP
225 Liberty Street, Suite 4210
New York, New York 10281
Attn:  Melissa Griffiths
Email: ops@klimllc.com
Telephone: 212-782-3480

(b)	if to the Custodian, to

U.S. Bank Trust Company, National Association
214 North Tryon Street, 26th Floor
Charlotte, NC 28202
Attn: Global Corporate Trust – Kennedy Lewis Capital Company
Email: KennedyLewis.Custody@usbank.com

17.	CHOICE OF LAW AND JURISDICTION

This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of New York for all purposes (without regard to its choice of law provisions) except to the extent such laws are inconsistent with the federal securities laws, including the 1940 Act, in which case such federal securities laws shall govern.  All actions and proceedings relating to or arising from, directly or indirectly, this Agreement may be brought in New York State or U.S. federal courts located within the City of New York, State of New York and the Company and the Custodian hereby submit to personal jurisdiction of such courts for such actions or proceedings. The Company and the Custodian each hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury and any objection to laying of venue in such courts on grounds of forum nonconveniens in respect of any claim based upon, arising out of or in connection with this Agreement.  No actions or proceedings relating to or arising from, directly or indirectly, this Agreement shall be brought in a forum outside of the United States of America.

18.	ENTIRE AGREEMENT; COUNTERPARTS

18.1              Complete Agreement.  This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements, acknowledgements or understandings, oral or written between the parties to this Agreement relating to such matters.

18.2              Counterparts.  This Agreement may be executed (whether manual, facsimile, .pdf or other electronic signature) in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

18.3              Facsimile and Electronic Signatures.  The exchange of copies of this Agreement and of signature pages by facsimile, .pdf or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or pdf shall be deemed to be their original signatures for all purposes. By executing this Agreement, the Company hereby acknowledges and agrees, and directs the Custodian to acknowledge and agree and the Custodian does hereby acknowledge and agree, that execution of this Agreement, any Proper Instructions and any other notice, form or other document executed by the Company, the Investment Adviser or the Custodian in connection with this Agreement, by electronic signature (including, without limitation, any .pdf file, .jpeg file or any other electronic or image file, or any other “electronic signature” as defined under E-SIGN or ESRA, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Company or the Investment Adviser and reasonably available at no undue burden or expense to the Custodian) shall be permitted hereunder notwithstanding anything to the contrary herein and such electronic signatures shall be legally binding as if such electronic signatures were handwritten signatures. Any electronically signed document delivered via email from a person purporting to be an Authorized Person shall be considered signed or executed by such Authorized Person on behalf of the Company or the Investment Adviser on behalf of the Company, as applicable. The Company also hereby acknowledges that the Custodian shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

19.	AMENDMENT; WAIVER

19.1              Amendment.  This Agreement may not be amended except by an express written instrument duly executed (whether manual, facsimile, .pdf or other electronic signature) by each of the Company and the Custodian.

19.2              Waiver.  In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an express written instrument signed by the party against whom it is to be charged.

20.	SUCCESSOR AND ASSIGNS

20.1              Successors Bound.  The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns.  Neither party shall be permitted to assign their rights under this Agreement without the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

20.2              Merger and Consolidation.  Any corporation or association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation or association to which the Custodian transfers all or substantially all of its corporate trust business shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. For the avoidance of doubt, no corporation or association (as described above) shall succeed to the rights, powers and duties of the Custodian hereunder unless it is a qualified custodian pursuant to Section 26(a)(1) of the 1940 Act.

21.	SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

22.	REQUEST FOR INSTRUCTIONS

If, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to) request written instructions from the Company as to the course of action desired by it.  If the Custodian does not receive such instructions within two (2) Business Days after it has requested them, the Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action.  The Custodian shall act in accordance with instructions received from the Company in response to such request after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

23.	OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person.  Nothing contained in this Agreement shall constitute the Company and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

24.	REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

25.	LIMITED RECOURSE

Notwithstanding anything to the contrary herein or in any other agreement, the Custodian hereby acknowledges and agrees that all of the Company’s obligations hereunder or in connection herewith will be solely the corporate obligations of the Company, and the Custodian will not have any recourse to the Company, any of the Company’s trustees, officers, managers, incorporators, shareholders, partners, agents or affiliates or any trustees, officers, managers, incorporators, shareholders, partners, agents or affiliates of the Company or any of their successors or assigns with respect to any claims, losses, damages, liabilities, indemnities or other obligations, representations or agreements or breach thereof in connection with any transactions contemplated hereby.. All payments by the Company to the Custodian hereunder shall be made subject to this Section 25.

26.	MISCELLANEOUS

The Company acknowledges receipt of the following notice:

“ IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity the Custodian will ask for documentation to verify its formation and existence as a legal entity.  The Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.”

[PAGE INTENTIONALLY ENDS HERE. SIGNATURES APPEAR ON NEXT PAGE.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date first written above.

KENNEDY LEWIS CAPITAL COMPANY, as Company

By: /s/ Martin Towey
Name: Martin Towey
Title: Secretary

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Custodian

By: /s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President

Acknowledged and Agreed
for purposes of Section 3.13(c):

KLCC BLOCKER LLC, as a Subsidiary

By: /s/ Martin Towey
Name: Martin Towey
Title: Chief Compliance Officer

Signature Page to Custody Agreement

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Company from time to time by written notice to the Custodian):

NAME	TITLE	SPECIMEN SIGNATURE	EMAIL	TELEPHONE

SCHEDULE B

[Form of Subsidiary Addition Notice]

Date:  [_____]

U.S. Bank Trust Company, National Association,
as Custodian
214 North Tryon Street, 26th Floor
Charlotte, NC 28202
Attn: Global Corporate Trust – Kennedy Lewis Capital Company
Email: KennedyLewis.Custody@usbank.com

Ladies & Gentlemen:

This is a Subsidiary Addition Notice as defined in Section 3.13(b) of that certain Custody Agreement dated as of [_], 2026 (the “Agreement”) between Kennedy Lewis Capital Company, as the Company, and U.S. Bank Trust Company, National Association, as the Custodian, and is executed and delivered pursuant and subject to the Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning assigned in the Agreement.

Date:  [__________]

Name of Subsidiary:  [_____________]

Initial Securities:  [________]

The Company and the Subsidiary acknowledge and agree that, upon the acceptance of this Subsidiary Addition Notice by the Custodian, the Subsidiary shall be deemed to be incorporated into, and subject to the terms of, the Agreement as a Subsidiary.  The Custodian shall be entitled to all rights, protections, benefits and immunities set forth in the Agreement. The Accounts for such Subsidiary are set forth on Annex I hereto.

[SIGNATURE PAGE FOLLOWS]

KENNEDY LEWIS CAPITAL COMPANY, as Company

By:
Name:
Title:

[SUBSIDIARY]

By:
Name:
Title:

Accepted and Agreed:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:
Date: